SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 25, 2005

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-4471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Long Ridge Road

P. O. Box 1600

Stamford, Connecticut 06904-1600

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 25, 2005, Registrant released its second quarter 2005 earnings and is furnishing to the Securities and Exchange Commission a copy of the earnings press release as Exhibit 99.1 to this Report under Item 2.02 of this Current Report on Form 8-K.

The exhibit to this Report contains certain financial measures that are considered “non-GAAP financial measures” as defined in the SEC rules. The exhibit to this Report also contains the reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles, as well as the reasons why Registrant’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding Registrant’s results of operations and, to the extent material, a statement disclosing any other additional purposes for which Registrant’s management uses the non-GAAP financial measures.

The information contained in this Report and in Exhibit 99.1 to this Report shall not be deemed “filed” with the Commission for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

Forward Looking Statements

From time to time, we and our representatives may provide information, whether orally or in writing, including certain statements in this Current Report on Form 8-K and any exhibits to this Current Report, which are deemed to be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Litigation Reform Act”). These forward-looking statements and other information are based on our beliefs as well as assumptions made by us using information currently available. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “will,” “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. We do not intend to update these forward-looking statements. In accordance with the provisions of the Litigation Reform Act, we are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this Current Report on Form 8-K and other public statements we make. Information concerning certain factors that could cause actual results to differ materially is included in our Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2005 filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

Date: July 25, 2005

XEROX CORPORATION

By:	/s/ Gary R. Kabureck
Gary R. Kabureck
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Registrant’s second quarter 2005 earnings press release dated July 25, 2005